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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                             --------------------


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): February 27, 2001


                           HANOVER COMPRESSOR COMPANY
               (Exact Name of Registrant as Specified in Charter)

         Delaware                        1-13071                75-2344249
(State or Other Jurisdiction        (Commission File           (IRS Employer
     of Incorporation)                   Number)             Identification No.)

12001 North Houston Rosslyn                                        77086
Houston, Texas  77086                                           (Zip Code)
(Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (281) 447-8787
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Item 5.  Other Events.
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     See the following press release regarding the Company's plans to issue its results for the fourth quarter and full year 2000:


HANOVER COMPRESSOR CONFIRMS RANGE OF ANALYSTS' FOURTH QUARTER ESTIMATES: 4Q00 CONFERENCE CALL SCHEDULED FRIDAY, MARCH 9TH, 10:30 A.M. ET


HOUSTON, February 27, 2001 - Hanover Compressor Company (NYSE:HC), a leading provider of outsourced natural gas compression services, today said it expects to report cash flow and earnings per share results that are within the range of analysts' consensus estimates for the fourth quarter ended December 31, 2000.

Analysts who follow the Company have projected EBITDA (income before income taxes, interest expense, leasing expense, distributions on mandatorily redeemable convertible preferred securities, and depreciation and amortization) of between $62 million and $68 million for the fourth quarter 2000. They also have estimated the Company's earnings per fully diluted share at between $0.26 and $0.28.

The company plans to issue its results for the fourth quarter and full year after the markets close on March 8th. Michael J. McGhan, president and chief executive officer, and William Goldberg, executive vice president and chief financial officer, will host a telephone conference call with investors Friday, March 9, to review Hanover's results and answer questions. The details of the call are as follows:

          Date:        Friday, March 9, 2001

          Time:        10:30 a.m. (ET)

          Dial-In #:   719-457-2617

          Ask for the Hanover Compressor conference call

For those unable to listen to the live call, a replay will be available from 1:30 p.m. (ET) on Friday, March 9, 2001, until midnight, Friday, March 16. To listen to the replay, please call (719) 457-0820. The access code for the Hanover Compressor call is 543582.

Hanover Compressor Company is the market leader in full service natural gas compression and a leading provider of service, financing, fabrication and equipment for contract natural gas handling applications. Hanover provides this equipment on a rental, contract compression, maintenance and acquisition leaseback basis to natural gas production, processing and transportation companies that are increasingly seeking outsourcing solutions. Founded in 1990 and a public company since 1997, its customers include premier independent and major producers and distributors.
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Certain matters discussed in this press release are "forward-looking statements"
intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because of the context of the statement and will include words such as "believes," "anticipates," "expects," "estimates," or words of similar import. Similarly, statements that describe Hanover's future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those anticipated as of the date of this press release. The risks and uncertainties include: the loss of market share through competition; the introduction of competing technologies by other companies; a prolonged, substantial reduction in oil and gas prices which would cause a decline in the demand for Hanover's compression and oil and gas production equipment; new governmental safety, health and environmental regulations which could require Hanover to make significant capital expenditures; inability to successfully integrate acquired businesses; and changes in economic or political conditions in the countries in which
Hanover operates. The forward-looking statements included in this press release are only made as of the date of this press release, and Hanover undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. A discussion of these factors is included in the Company's periodic reports filed with the Securities and Exchange Commission.
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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HANOVER COMPRESSOR COMPANY

Date: February 27, 2001            By:  /s/ Michael J. McGhan
                                        ---------------------------------------
                                   Name: Michael J. McGhan
                                   Title: President and Chief Executive Officer